                          Van Kampen American Capital


                                  REAL ESTATE
                                SECURITIES FUND



                                 ANNUAL REPORT
                               DECEMBER 31, 1997



                             [PHOTO APPEARS HERE]

                 A Wealth of knowledge "A Knowledge of Wealth"


                          VAN KAMPEN AMERICAN CAPITAL

                               Table of Contents

Letter to Shareholders............................................   1
Performance Results...............................................   3
Performance in Perspective........................................   4
Glossary of Terms.................................................   5
Portfolio Management Review.......................................   6
Portfolio Highlights..............................................   8
Portfolio of Investments..........................................   9
Statement of Assets and Liabilities...............................  12
Statement of Operations...........................................  13
Statement of Changes in Net Assets................................  14
Financial Highlights..............................................  15
Notes to Financial Statements.....................................  18
Report of Independent Accountants.................................  23

                            LETTER TO SHAREHOLDERS

February 1, 1998
                                                 [PHOTO OF DENNIS J. MCDONNELL
                                                 AND DON G. POWELL APPEARS HERE]

Dear Shareholder,

  The new year ushers in what promises to be an exciting and challenging time for investors. The taxpayer Relief Act of 1997 signed into law by President Clinton in August creates many new opportunities for you and your family to take a more active role in achieving your long-term financial goals.

  Most Americans will benefit from the bill's $95 billion in tax cuts over five years. The so-called Kiddie Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.

  This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC OVERVIEW

  These continue to be the best of times for the U.S. economy. Growth is strong, consumers are optimistic, unemployment is low, the budget is headed for surplus, and our nation's currency is rising around the world.

  Despite the strength in the economy, there is no indication of troublesome inflation. In fact, the producer price index fell by 1.2 percent during the year, the largest annual decline in wholesale prices since 1986. Inflation at the consumer level was also virtually nonexistent, with the consumer price index rising by only 1.7 percent during 1997. A strong dollar and significant productivity gains helped offset inflationary pressures caused by rising wages.

  After increasing short-term interest rates by 0.25 percent in March, the Federal Reserve Board left monetary policy unchanged for the remainder of the year. In addition to signs that the economy was slowing modestly from its breakneck pace of early 1997, Fed policy-makers were concerned about the impact that higher U.S. interest rates might have on the struggling economies of Southeast Asia. Generally, higher U.S. interest rates cause the dollar to rise relative to other currencies. With nearly all Asian currencies already down significantly, a hike in U.S. rates would force monetary authorities in Asia to choose between letting their currencies decline further or matching the rate increase, thereby slowing their already-sluggish economies.

MARKET OVERVIEW

  Bolstered by solid economic growth and low inflation, stock prices continued their advance during the reporting period. Over the 12 months through December, the Wilshire 5000 Index, which measures the performance of all publicly traded U.S. companies, gained 29.17 percent. And with its 22.64 percent advance in 1997, the Dow Jones Industrial Average completed its third consecutive year of 20 percent-plus gains for the first time in the history of the index.

  But while U.S. stocks kept rising, volatility also picked up. During the spring, stronger-than-expected economic growth and a subsequent hike in short-term interest rates caused stock prices to fall by 10 percent. Later in the year, investors were unnerved by the spreading economic crisis in Asia. Between early August and late October, the DJIA fell by 16 percent before rebounding sharply to close the reporting period near record-high territory.

  Within the equity market, large stocks continued to outperform their small-cap cousins. For the year, the Russell 1000 Index of large-cap companies returned
30.49 percent, compared to 20.52 percent for the Russell 2000 Index of small stocks. A wave of consolidations helped make Financial Services the top-performing industry group. The Dow Jones Financial Index soared 48.44 percent during 1997.

OUTLOOK

  We expect that the recent upheavals in Southeast Asia will have a mixed impact on the U.S. economy and financial markets. Sales of American goods overseas are likely to decline in coming months, and competition from relatively inexpensive imports could pinch profit margins. However, lower currency values in Asia will likely result in less inflation in the U.S. and a greater likelihood of stable or falling interest rates. Such a scenario usually benefits stock prices, and we believe that a portfolio of high-quality domestic stocks should continue to perform well. We also anticipate that stock selection will play a larger role in generating investment performance due to the uneven impact of the Asian crisis on individual companies.

  As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to work with your financial adviser to consider how the tax changes can work to your benefit.

  Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,

/s/ Don G. Powell                             /s/ Dennis J. McDonnell
Don G. Powell                                 Dennis J. McDonnell
Chairman                                      President
Van Kampen American Capital                   Van Kampen American Capital
Asset Management, Inc.                        Asset Management, Inc.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1997

            VAN KAMPEN AMERICAN CAPITAL REAL ESTATE SECURITIES FUND

                                                                 A Shares   B Shares   C Shares
TOTAL RETURNS
One year total return based on NAV/1/........................       20.66%     19.76%     19.78%
One-year total return/2/.....................................       14.91%     15.76%     18.78%
Life-of-Fund average annual total return/2*/.................       18.43%     18.71%     19.22%
Commencement Date............................................    06/09/94   06/09/94   06/09/94

/1/ Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

/2/ Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

/*/ Total return is calculated from June 30, 1994 (the date the Fund's investment strategy was implemented) through the end of the period.

     See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Fund shares, when redeemed, may be worth more or less than their original cost.

     Investing in REITs involves unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for tax-exempt status under the Internal Revenue Code of 1986, as amended. REITs, especially mortgage REITs, are also subject to some interest rate risk (e.g., as interest rates rise, the value of REITs may decline).

     Market forecasts provided in this report may not necessarily come to pass.

                Putting Your Fund's Performance In Perspective

  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a camparison can:

  . Illustrate the general market environment in which your investments are being managed
  . Reflect the impact of favorable market trends or difficult market conditions
  . Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500-Stock Index and the NAREIT Equity REIT Index over time. These indices are unmanaged statistical composites, and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Similarly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

                  Growth of a Hypothetical $10,000 Investment
  Van Kampen American Capital Real Estate Securities Fund vs. Standard & Poor's 500-Stock Index and the NAREIT Equity REIT Index (June 30,1994 through December 31, 1997)

                           [LINE GRAPH APPEARS HERE]

              Standard & Poor    Nareit Equity Reit    VKAC Real Estate
-----------------------------------------------------------------------
     6/30/94            10000                 10000                9527
     7/31/94            10315                  9881                9446
     8/31/94            10703                  9849                9456
     9/30/94            10489                  9663                9340
    10/31/94            10708                  9229                8964
    11/30/94            10285                  9839                8648
Dec 1994                10487                  9446                9549
     1/31/95            10741                  9150                9137
     2/28/95            11129                  9317                9281
     3/31/95            11505                  9245                9328
     4/30/95            11826                  9162                9213
     5/31/95            12256                  9481                9536
     6/30/95            12559                  9660                9760
     7/31/95            13000                  9735                9950
     8/31/95            12996                  9783               10997
     9/30/95            13598                  9917               10345
    10/31/95            13530                  9622               10026
    11/30/94            14085                  9640               10143
Dec 1995                14414                 10128               10733
     1/31/96            14884                 10259               10904
     2/29/96            14987                 10323               11065
     3/31/96            15186                 10241               10985
     4/30/96            15390                 10200               11007
     5/31/96            15742                 10390               11364
     6/30/96            15886                 10494               11609
     7/31/96            15140                 10480               11653
     8/31/96            15425                 10014               12167
     9/30/96            16353                 10977               12501
    10/31/96            16780                 11223               12843
    11/30/96            18011                 11639               13504
Dec 1996                17714                 12062               15007
     1/31/97            18800                 12059               15018
     2/28/97            18912                 12755               15215
     3/31/97            18192                 12692               15031
     4/30/97            19255                 12205               14519
     5/31/97            20383                 12549               15043
     6/30/97            21361                 13111               15936
     7/31/97            23030                 13435               16581
     8/31/97            21707                 13328               16463
     9/30/97            22959                 14478               17798
    10/31/97            22168                 13997               17361
    11/30/97            23156                 14221               17621
Dec 1997                23616                 14496               18107

Fund's total Return
1 Year Avg. Annual      = 14.91%
3 Year Avg. Annual      = 21.79%
Inception Avg. Annual   = 18.43%

_____ VKAC Real Estate Securities Fund
_ _ _ Standard & Poor's 500-Stock Index
 ..... NAREIT Equity REIT Index

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

DOW JONES INDUSTRIAL AVERAGE:
     The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue chip companies.

FEDERAL RESERVE BOARD (FED):
     A seven-member group that oversees the operations of the Federal Reserve System, the central bank system of the United States. Currently led by Chairman Alan Greenspan, the Fed meets eight times a year to establish monetary policy and monitor the country's economic pulse.

GROWTH INVESTING:
     An investing strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices than value stocks, due to their expected earnings growth.

NET ASSET VALUE (NAV):
     The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

P/E RATIO:
     The price-to-earnings ratio shows the "multiple" of earnings at which a stock is selling. It is calculated by dividing a stock's current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock's price.

REAL ESTATE INVESTMENT TRUSTS (REITS):
     Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

STANDARD AND POOR'S 500-STOCK INDEX:
     An index of the 500 largest, most actively traded stocks on the New York Stock Exchange. It provides a guide to the overall health of the U.S. stock market. The S&P 500 is a much broader index than the Dow Jones Industrial Average and reflects the stock market more accurately.

VALUATION:
     The estimated or determined worth of a stock, based on its price relative to its earnings.

VALUE INVESTING:
     A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace, due to concerns about short-term performance. As a result, they trade at prices below the value that investors believe they are actually worth.

                          PORTFOLIO MANAGEMENT REVIEW

            VAN KAMPEN AMERICAN CAPITAL REAL ESTATE SECURITIES FUND

We recently spoke with the management team of the Van Kampen American Capital Real Estate Securities Fund about the key events and economic forces that shaped the markets during the most recent fiscal year. The team is led by portfolio managers Russell C. Platt and Theodore R. Bigman. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1997.

Q WHAT WERE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST 12 MONTHS?

A   A strong U.S. economy and a cooperative bond market in the past year were beneficial to the real estate industry, which continues on the path of recovery that began in 1993. While the total return for the period was not as great as the one generated a year earlier, it was solid and more in line with the type of returns that we believe investors can expect at this point in the real estate cycle. Real estate investments generally tracked the Standard & Poor's 500-Stock Index, but displayed defensive characteristics during the more volatile periods in the broader market, particularly in the latter part of the year.

    The past 12 months were characterized by numerous mergers and acquisitions in the real estate market. An impressive total of 15 public transactions occurred, most notably Equity Office Properties' surprising merger with rival Beacon Office Properties, and Starwood Lodging's successful bid for ITT Corp. Public mergers in 1997 totaled $26.7 billion, representing a significant increase from the year before, in which six public REIT mergers accounted for only $5.0 billion. Companies were able to finance these transactions through an active issuance market, with an estimated $39 billion in debt and equity capital raised by the end of the year.

Q   HOW DID YOU POSITION THE PORTFOLIO DURING THE REPORTING PERIOD?

A   We continued to support the thesis that efficient markets will, over time, drive values in the public and private markets into equilibrium; in that environment, understanding asset value is critical. As a result, our security-selection process is based on finding those stocks that we believe offer the best value relative to their underlying net property assets. While real estate cycles in the physical property market can last for long periods of time, valuations in the public markets can fluctuate quite rapidly. This caused us to over-and underweight property sectors throughout the year despite conditions in the physical market. Our investment style led us to overweight positions in the office and high-end hotel sectors, which contributed handsomely to the Fund's returns for the year. In addition, our value style of investing allowed the Fund to perform particularly well during times of greatest market volatility.

Q   WHAT WAS THE FUND'S PERFORMANCE OVER THE REPORTING PERIOD?

A   The Fund achieved a total return of 20.66 percent/1/ (Class A shares at net asset value) for the 12-month period ended December 31, 1997. This performance compares favorably to the total return of the NAREIT (National Association of Real Estate Investment Trusts) Equity REIT Index of 10.98 percent over the same period. The NAREIT Index is an unmanaged index that reflects the performance of a broad range of equity REITs of all property types. By comparison, the Standard

& Poor's 500-Stock Index registered a total return of 33.31 percent in the 12 months ended December 31, 1997. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market. Keep in mind that these indices are unmanaged statistical composites that do not reflect any commissions, fees, or sales charges that would be incurred by an investor purchasing the securities they represent. Please refer to the chart on page three for additional Fund performance results.

Q   WHAT FACTORS OR SECTORS CONTRIBUTED TO THE FUND'S SUCCESS OVER ITS FISCAL
    YEAR?

A   With respect to the overall portfolio, our value style of investing was beneficial during the period. Recall that the NAREIT Equity REIT Index registered a total return of 35.5 percent in 1996, of which 19.0 percent occurred in the fourth quarter (with a 12.2 percent return in the final month alone). Given that level of performance, many growth and "momentum" companies sold at significant premiums to underlying real estate values, and thus experienced a retracement of stock prices in the first six months of this year. Our value focus allowed us to avoid a number of companies in which the retrenchment was often significant.

    Our sector weightings and stock selection within sectors also contributed to the Fund's total return in the first half of the year. After last year's outstanding performance, office and hotel property sectors continued to show above-average performance during the past six months, and our overweighted positions in these sectors positively contributed to the total return. Limited new supply in both sectors has allowed for better returns. We were somewhat surprised by the above-average performance in the retail sector in the first half of the year, and our holdings in regional malls added significantly to returns. Our stock selection in the manufactured-home sector and the industrial sector also contributed to the Fund's success. For additional Fund portfolio highlights, please refer to page eight.

Q   WHAT IS YOUR OUTLOOK FOR THE REAL ESTATE MARKET AND FOR THE FUND?

A   As we continue to advance in this current real estate recovery cycle, we see more property sectors approaching equilibrium, or a balanced supply-and-demand equation. We are also beginning to see greater amounts of development in many property sectors due to the fact that rental rates have recovered greatly. In many cases, the new development is justified. We do not yet feel that we are at a level of development that will bring about the demise of this cycle; nonetheless, it is incumbent upon us to be alert and increasingly careful in our company analysis and stock selection. For example, in calculating the net asset value for some of the Southeastern multi-family companies, we have computed a greater vacancy rate, because certain markets in this region have excess supply. In addition, we are attempting to focus our investments in companies that have a Northeastern or West Coast focus when possible; these are markets in which is it very difficult to develop, so we believe the supply-and-demand balance will remain in check.

    In conclusion, we believe that, as the real estate cycle ages, understanding the underlying real estate value of these securities will become increasingly important. In this environment, we feel strongly that our value style of investing will prevail.


/s/ Russel C. Platt                         /s/ Theodore R. Bigman

Russell C. Platt                            Theodore R. Bigman
Portfolio Manager                           Portfolio Manager

                                      7      Please see footnotes on page three

                             PORTFOLIO HIGHLIGHTS

            VAN KAMPEN AMERICAN CAPITAL REAL ESTATE SECURITIES FUND

TOP TEN HOLDINGS AS A PERCENTAGE OF LONG TERM INVESTMENTS

                                                 As of             As of
                                           December 31, 1997   June 30, 1997
----------------------------------------------------------------------------
Taubman Centers, Inc.....................           5.5%   .......  1.9%
Chateau Properties, Inc..................           4.8%   .......  5.5%
Arden Realty Group, Inc..................           4.7%   .......  2.3%
Nationwide Health Properties, Inc........           4.7%   .......  4.8%
Bay Apartment Communities, Inc...........           4.3%   .......  3.5%
Host Marriott Corp.......................           4.2%   .......  2.1%
Essex Property Trust, Inc................           4.0%   .......  4.0%
Pacific Gulf Properties, Inc.............           3.8%   .......  2.6%
Capstar Hotel Co.........................           3.7%   .......   N/A
Brandywine Realty Trust..................           3.6%   .......  3.7%
N/A = Not Applicable



TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

      AS OF DECEMBER 31, 1997
      Office/Industrial...........   28.9%
      Apartments..................   19.5%
      Hotel &Lodging..............   11.3%
      Shopping Malls..............   10.7%
      Shopping Centers............    7.4%

      As of June 30, 1997
      Office/Industrial...........   25.2%
      Apartments..................   19.6%
      Hotel & Lodging.............   13.9%
      Shopping Malls..............   11.1%
      Healthcare Facilities.......   10.4%

                           PORTFOLIO OF INVESTMENTS
                               December 31, 1997

Number
of Shares   Description                                                                 Market Value
----------------------------------------------------------------------------------------------------
            COMMON AND PREFERRED STOCKS  95.6%
            APARTMENTS 18.7%
 12,600     Amli Residential Properties Trust.........................................   $   280,350
112,800     Avalon Properties, Inc....................................................     3,489,750
148,900     Bay Apartment Communities, Inc............................................     5,807,100
155,900     Essex Property Trust, Inc.................................................     5,456,500
 21,900     Irvine Apartment Communities, Inc.........................................       696,694
128,100     Oasis Residential, Inc....................................................     2,858,231
 41,100     Pennsylvania Real Estate Investment.......................................     1,009,519
182,458     Security Capital Atlantic, Inc............................................     3,854,425
122,700     Walden Residential Properties, Inc........................................     3,128,850
                                                                                          ----------
                                                                                          26,581,419
                                                                                          ----------

            DEVELOPMENT  4.7%
192,680     Atlantic Gulf Communities Corp. (a).......................................       867,060
 24,741     Atlantic Gulf Communities Corp. - Convertible Preferred Ser B (a).........       247,410
 35,402     Atlantic Gulf Communities Corp. - Convertible Preferred Ser B,
            144A - Private Placement (a) (b)..........................................       354,020
 49,482     Atlantic Gulf Communities Corp. Warrants, 16,494 shares of each
            Class A, B and C, expiring 06/23/04 (a)...................................        72,805
100,191     Atlantic Gulf Communities Corp. Warrants, 33,397 shares of each
            Class A, B and C, expiring 06/24/01, 144A
            - Private Placement (a) (b)...............................................             0
212,500     Brookfield Properties Corp................................................     3,542,375
 85,300     Brookfield Properties Corp. - Common Share Installment Receipts (a).......     1,013,364
 28,400     Catellus Development Corp. (a)............................................       568,000
                                                                                          ----------
                                                                                           6,665,034
                                                                                          ----------

            HEALTHCARE FACILITIES  6.2%
252,500     Nationwide Health Properties, Inc.........................................     6,438,750
 62,690     Omega Healthcare Investors, Inc...........................................     2,421,401
                                                                                          ----------
                                                                                           8,860,151
                                                                                          ----------

            HOTEL & LODGING  10.9%
 68,000     American General Hospitality Corp.........................................     1,819,000
147,300     Capstar Hotel Co. (a).....................................................     5,054,231
122,600     Extended Stay America, Inc. (a)...........................................     1,524,838

                                       9       See Notes to Financial statements

                               December 31, 1997

Number
of Shares    Description                                                           Market Value
             HOTEL & LODGING  (CONTINUED)
    292,600  Host Marriott Corp. (a)..............................................  $ 5,742,275
     52,500  Suburban Lodges of America, Inc. (a).................................      698,906
     24,900  Vail Resorts, Inc. (a)...............................................      645,844
                                                                                    -----------
                                                                                     15,485,094
                                                                                    -----------
             MANUFACTURED HOME COMMUNITIES  6.6%
    208,094  Chateau Properties, Inc..............................................    6,554,961
    104,000  Manufactured Home Communities, Inc...................................    2,808,000
                                                                                    -----------
                                                                                      9,362,961
                                                                                    -----------
             OFFICE/INDUSTRIAL  27.7%
    210,600  Arden Realty Group, Inc..............................................    6,475,950
    156,000  Bedford Property Investors, Inc......................................    3,412,500
    193,600  Brandywine Realty Trust..............................................    4,864,200
    141,000  CarrAmerica Realty Corp..............................................    4,467,939
     63,986  Equity Office Properties Trust.......................................    2,019,558
    143,900  Great Lakes REIT, Inc................................................    2,797,056
    219,900  Pacific Gulf Properties, Inc.........................................    5,222,625
    174,200  Prime Group Realty Trust.............................................    3,527,550
     46,800  Reckson Associates Realty Corp.......................................    1,187,550
     97,900  Trizec Hahn Corp.....................................................    2,270,056
    199,020  Wellsford Real Properties, Inc., 144A - Private Placement (a) (b)....    3,109,688
                                                                                    -----------
                                                                                     39,354,672
                                                                                    -----------
             PRODUCER MANUFACTURING  0.1%
      1,300  ITT Corp. (a)........................................................      107,738
                                                                                    -----------
             SELF-STORAGE  3.2%
     33,500  Public Storage, Inc..................................................      984,062
    120,900  Shurgard Storage Centers, Inc., Class A..............................    3,506,100
                                                                                    -----------
                                                                                      4,490,162
                                                                                    -----------
             SHOPPING CENTERS  7.2%
    160,400  Burnham Pacific Properties, Inc......................................    2,456,125
    179,500  Federal Realty Investment Trust......................................    4,622,125
    22,300   First Washington Realty Trust, Inc. - Preferred Ser A
             (Convertible into 28,589 common shares)..............................      747,050

                              December 31, 1997

Number
of Shares    Description                                                               Market Value
                ...................................................................
             SHOPPING CENTERS (CONTINUED)
    70,500   Pan Pacific Retail Properties, Inc....................................    $  1,506,937
    800      Ramco-Gershenson Properties Trust.....................................          15,750
    59,900   Western Investment Real Estate Trust..................................         823,625
                                                                                       ------------
                                                                                         10,171,612
                                                                                       ------------
             SHOPPING MALLS 10.3%
    137,400  CBL & Associates Properties, Inc......................................       3,392,062
    90,400   First Union Real Estate Investments...................................       1,469,000
    572,800  Taubman Centers, Inc..................................................       7,446,400
    65,800   Urban Shopping Centers, Inc...........................................       2,294,775
                                                                                       ------------
                                                                                         14,602,237
                                                                                       ------------
TOTAL COMMON AND PREFERRED STOCKS  95.6%...........................................     135,681,080
                                                                                       ------------

CONVERTIBLE CORPORATE OBLIGATIONS  0.5%
Brookfield Properties Corp. - Installment Receipts
Representing Subordinated Debenture
($868,400 par, 6.00% coupon, 02/14/07 maturity)....................................         698,107
                                                                                       ------------

TOTAL LONG-TERM INVESTMENTS  96.1%
  (Cost $121,582,426)..............................................................     136,379,187
Repurchase Agreement  5.4%
Swiss Bank Corp. ($7,660,000 par collateralized by U.S.
Government obligations
in a pooled cash account, dated 12/31/97, to be sold on 01/02/98 at $7,662,596)
  (Cost $7,660,000)................................................................       7,660,000
                                                                                       ------------

TOTAL INVESTMENTS 101.5%
  (Cost $129,242,426)..............................................................     144,039,187

LIABILITIES IN EXCESS OF OTHER ASSETS (1.5%).......................................      (2,091,581)
                                                                                       ------------
NET ASSETS  100.0%.................................................................    $141,947,606
                                                                                       ============

(a)  Non-income producing security as this stock does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

                                       11      See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1997

ASSETS:
Total Investments (Cost $129,242,426)..............................................    $144,039,187
Receivables:
 Fund Shares Sold..................................................................       1,060,434
 Dividends.........................................................................         887,143
 Investments Sold..................................................................         320,287
 Interest..........................................................................          17,416
Unamortized Organizational Costs...................................................           4,403
Other..............................................................................             977
                                                                                       ------------
 Total Assets......................................................................     146,329,847
                                                                                       ------------
LIABILITIES:
Payables:
 Investments Purchased.............................................................       3,881,015
 Distributor and Affiliates........................................................         126,860
 Investment Advisory Fee...........................................................         114,763
 Income Distributions..............................................................          91,318
 Fund Shares Repurchased...........................................................          69,474
 Custodian Bank....................................................................          10,660
Trustees' Deferred Compensation and Retirement Plans...............................          22,858
Accrued Expenses...................................................................          65,293
                                                                                       ------------
 Total Liabilities.................................................................       4,382,241
                                                                                       ------------
NET ASSETS.........................................................................    $141,947,606
                                                                                       ============
NET ASSETS CONSIST OF:
Capital............................................................................    $124,906,541
Net Unrealized Appreciation........................................................      14,796,761
Accumulated Net Realized Gain......................................................       2,266,205
Accumulated Distributions in Excess of Net Investment Income.......................         (21,901)
                                                                                       ------------
NET ASSETS.........................................................................    $141,947,606
                                                                                       ============
MAXIMUM OFFERING PRICE PER SHARE:
 Class A Shares:
Net asset value and redemption price per share (Based on net assets of
$51,313,568 and 3,715,666 shares of beneficial interest issued and
outstanding).......................................................................          $13.81
  Maximum sales charge (4.75%* of offering price)..................................             .69
                                                                                       ------------
  Maximum offering price to public.................................................          $14.50
                                                                                       ============
 Class B Shares:
  Net asset value and offering price per share (Based on net assets of
$73,198,558 and 5,304,248 shares of beneficial interest issued and
outstanding).......................................................................          $13.80
                                                                                       ============
 Class C Shares:
  Net asset value and offering price per share (Based on net assets of
$17,435,480 and 1,264,396 shares of beneficial interest issued and
outstanding).......................................................................          $13.79
                                                                                       ============

*On sales of $100,000 or more, the sales charge will be reduced.

                            STATEMENT OF OPERATIONS
                     For the Year ended December 31, 1997

INVESTMENT INCOME:
Dividends............................................................................  $  4,183,631
Interest.............................................................................       406,183
                                                                                       ------------
 Total Income........................................................................     4,589,814
                                                                                       ------------
EXPENSES:
Investment Advisory Fee..............................................................     1,010,205
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $93,668,
$506,509 and $130,234, respectively).................................................       730,411
Shareholder Services.................................................................       268,613
Registration and Filing Fees.........................................................        80,023
Trustees' Fees and Expenses..........................................................        13,143
Legal................................................................................         4,517
Amortization of Organizational Costs.................................................         3,397
Other................................................................................       155,948
                                                                                       ------------
 Total Expenses......................................................................     2,266,257
                                                                                       ------------
NET INVESTMENT INCOME................................................................  $  2,323,557
                                                                                       ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain....................................................................  $ 15,177,147
                                                                                       ------------
Unrealized Appreciation/Depreciation
 Beginning of the Period.............................................................    11,896,592
 End of the Period...................................................................    14,796,761
                                                                                       ------------
Net Unrealized Appreciation During the Period........................................     2,900,169
                                                                                       ------------
NET REALIZED AND UNREALIZED GAIN.....................................................  $ 18,077,316
                                                                                       ============
NET INCREASE IN NET ASSETS FROM OPERATIONS...........................................  $ 20,400,873
                                                                                       ============

                                       13    See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS

                For the Years Ended December 31, 1997 and 1996

                                                                        Year Ended           Year Ended
                                                                 December 31, 1997    December 31, 1996
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................................  $  2,323,557         $   842,531
Net Realized Gain................................................    15,177,147           2,148,797
Net Unrealized Appreciation During the Period....................     2,900,169           9,735,736
                                                                   ------------         -----------
Change in Net Assets from Operations.............................    20,400,873          12,727,064
                                                                   ------------         -----------
Distributions from Net Investment Income.........................    (2,323,557)           (842,531)
Distributions in Excess of Net Investment Income.................      (152,383)           (144,086)
                                                                   ------------         -----------
Distributions from and in Excess of Net Investment Income*.......    (2,475,940)           (986,617)
Distributions from Net Realized Gain*............................   (12,883,431)         (1,848,388)
                                                                   ------------         -----------
Total Distributions..............................................   (15,359,371)         (2,835,005)
                                                                   ------------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES..............     5,041,502           9,892,059
                                                                   ------------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................................   130,239,448          28,516,882
Net Asset Value of Shares Issued Through
Dividend Reinvestment............................................    12,862,961           2,353,502
Cost of Shares Repurchased.......................................   (63,666,603)         (6,887,785)
                                                                   ------------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...............    79,435,806          23,982,599
                                                                   ------------         -----------
TOTAL INCREASE IN NET ASSETS.....................................    84,477,308          33,874,658
NET ASSETS:
Beginning of the Period..........................................    57,470,298          23,595,640
                                                                   ------------         -----------
End of the Period
 (Including accumulated distributions in excess of net
 investment income of $21,901 and $7,420 respectively)...........  $141,947,606         $57,470,298
                                                                   ============         ===========

                                                                         Year Ended          Year Ended
      *Distributions by Class                                     December 31, 1997   December 31, 1996
      Distributions from and in Excess of
        Net Investment Income:
        Class A Shares..........................................   $ (1,094,042)        $  (433,206)
        Class B Shares..........................................     (1,102,759)           (431,231)
        Class C Shares..........................................       (279,139)           (122,180)
                                                                   ------------         -----------
                                                                   $ (2,475,940)        $  (986,617)
                                                                   ============         ===========
      Distributions from Net Realized Gain:
        Class A Shares..........................................   $ (4,664,049)        $  (717,981)
        Class B Shares..........................................     (6,626,846)           (877,571)
        Class C Shares..........................................     (1,592,536)           (252,836)
                                                                   ------------         -----------
                                                                   $(12,883,431)        $(1,848,388)
                                                                   ============         ===========

                                       14      See Notes to Financial Statements

                       FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                                                                                                                        June 9, 1994
                                                                                                                    (Commencement of
                                                                                                                         Investment
                                                                                                                     Operations) to
                                                                                        Year Ended December 31,        December 31,
Class A Shares                                                                        1997         1996     1995 (a)       1994 (a)
Net Asset Value, Beginning of the Period..........................................  $13.008      $ 10.00    $ 9.27        $9.43
                                                                                    -------      -------    ------        -----
   Net Investment Income..........................................................     .364         .351       .27          .23
   Net Realized and Unrealized Gain/Loss..........................................    2.220        3.514       .85         (.18)
                                                                                    -------      -------    ------        -----
Total from Investment Operations..................................................    2.584        3.865      1.12          .05
                                                                                    -------      -------    ------        -----
Less:
   Distributions from and in Excess of
    Net Investment Income.........................................................     .380         .380     .2456         .153
   Return of Capital Distribution.................................................      -0-          -0-     .1444         .057
   Distributions from Net Realized Gain...........................................    1.402         .477       -0-          -0-
                                                                                    -------      -------    ------        -----
Total Distributions...............................................................    1.782         .857       .39          .21
                                                                                    -------      -------    ------        -----
Net Asset Value, End of the Period................................................  $13.810      $13.008    $10.00        $9.27
                                                                                    =======      =======    ======        =====
Total Return (b)..................................................................    20.66%       39.82%    12.39%         .24%(c)
Net Assets at End of the Period (In millions).....................................  $  51.3      $  23.3    $  8.5        $ 4.6
Ratio of Expenses to Average Net Assets**.........................................     1.77%        2.60%     2.67%        1.26%
Ratio of Net Investment Income to
 Average Net Assets**.............................................................     2.77%        3.21%     2.92%        4.28%
Portfolio Turnover................................................................      159%          97%       94%          28%*
Average Commission Paid Per
 Equity Share Traded (d)..........................................................  $ .0594      $ .0486         -            -

*Non-Annualized

**If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets...........................................      N/A         2.61%     3.16%        3.03%
Ratio of Net Investment Income to
 Average Net Assets...............................................................      N/A         3.19%     2.44%        2.52%

N/A = Not Applicable
(a)  Based on average shares outstanding.
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) Total return calculated from June 30, 1994 (date the Fund's investment strategy was implemented) through December 31, 1994, non-annualized.
(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.

                                       15      See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                                                                                                                     June 9, 1994
                                                                                                                 (Commencement of
                                                                                                                       Investment
                                                                                                                   Operations) to
                                                                                    Year Ended December 31,          December 31,
Class B Shares                                                                     1997          1996    1995 (a)        1994 (a)
Net Asset Value, Beginning of the Period........................................  $13.008      $ 10.00    $ 9.28         $ 9.43
                                                                                  -------      -------    ------         ------
   Net Investment Income........................................................     .272         .266       .19            .20
   Net Realized and Unrealized Gain/Loss........................................    2.206        3.519      .843          (.176)
                                                                                  -------      -------    ------         ------
Total from Investment Operations................................................    2.478        3.785     1.033           .024
Less:                                                                             -------      -------    ------         ------
   Distributions from and in Excess of
    Net Investment Income.......................................................     .284         .300      .197          .1268
   Return of Capital Distribution...............................................      -0-          -0-      .116          .0472
   Distributions from Net Realized Gain.........................................    1.402         .477       -0-            -0-
                                                                                  -------      -------    ------         ------
Total Distributions.............................................................    1.686         .777      .313           .174
                                                                                  -------      -------    ------         ------
Net Asset Value, End of the Period..............................................  $13.800      $13.008    $10.00         $ 9.28
                                                                                  =======      =======    ======         ======
Total Return (b)................................................................    19.76%       38.82%    11.37%      (.04%)(c)
Net Assets at End of the Period (In millions)...................................  $  73.2      $  26.5    $ 12.0         $  9.1
Ratio of Expenses to Average Net Assets**.......................................     2.52%        3.37%     3.50%          1.84%
Ratio of Net Investment Income to
 Average Net Assets**...........................................................     2.03%        2.39%     2.07%          3.81%
Portfolio Turnover..............................................................      159%          97%       94%            28%*
Average Commission Paid Per
 Equity Share Traded (d)........................................................  $ .0594      $ .0486         -              -

*Non-Annualized

**If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets.........................................      N/A         3.39%     3.99%     3.60%
Ratio of Net Investment Income to
Average Net Assets..............................................................      N/A         2.37%     1.58%     2.05%

N/A = Not Applicable
(a)  Based on average shares outstanding.
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) Total return calculated from June 30, 1994 (date the Fund's investment strategy was implemented) through December 31, 1994, non-annualized.
(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.

                                       16     See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                                                                                                                       June 9, 1994
                                                                                                                   (Commencement of
                                                                                                                         Investment
                                                                                                                     Operations) to
                                                                                        Year Ended December 31,        December 31,
Class C Shares                                                                        1997        1996     1995 (a)        1994 (a)
Net Asset Value, Beginning of the Period........................................... $12.999      $  9.99    $ 9.28       $ 9.43
                                                                                    -------      -------    ------       ------
  Net Investment Income............................................................    .271         .266       .20          .22
  Net Realized and Unrealized Gain/Loss............................................   2.206        3.520      .823        (.178)
                                                                                    -------      -------    ------       ------
Total from Investment Operations...................................................   2.477        3.786     1.023         .042
                                                                                    -------      -------    ------       ------
Less:
  Distributions from and in Excess of
   Net Investment Income...........................................................    .284         .300      .197        .1399
   Return of Capital Distribution..................................................     -0-          -0-      .116        .0521
   Distributions from Net Realized Gain............................................   1.402         .477       -0-          -0-
                                                                                    -------      -------    ------       ------
Total Distribution.................................................................   1.686         .777      .313         .192
                                                                                    -------      -------    ------       ------
Net Asset Value, End of the Period................................................. $13.790      $12.999    $ 9.99       $ 9.28
                                                                                    =======      =======    ======       ======
Total Return (b)...................................................................   19.78%       38.86%    11.26%         .15%(c)
Net Assets at End of the Period (In millions)...................................... $  17.4      $   7.7    $  3.1       $  1.3
Ratio of Expenses to Average Net Assets**..........................................    2.52%        3.38%     3.54%        1.62%
Ratio of Net Investment Income to
  Average Net Assets**.............................................................    2.00%        2.39%     2.11%        3.92%
Portfolio Turnover.................................................................     159%          97%       94%          28%*
Average Commission Paid Per
  Equity Share Traded (d)..........................................................   $ .0594      $ .0486         -            -

*Non-Annualized.

**If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets............................................     N/A         3.40%     4.03%        3.38%
Ratio of Net Investment Income to
  Average Net Assets.................................................................   N/A         2.38%     1.62%        2.15%

N/A = Not Applicable
(a)  Based on average shares outstanding
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) Total return calculated from June 30, 1994 (date the Fund's investment strategy was implemented) through December 31, 1994, non-annualized.
(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.

                                       17     See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Real Estate Securities Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to seek long-term growth of capital by investing principally in securities of companies operating in the real estate industry. The Fund commenced investment operations on June 9, 1994.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the last bid price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

  The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES-Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

                               December 31, 1997

D. ORGANIZATIONAL COSTS-The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $16,000. These costs are being amortized on a straight line basis over the 60 month period ending May 31, 1999. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

  Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales.

  At December 31, 1997, for federal income tax purposes cost of long- and short-term investments is $129,401,768; the aggregate gross unrealized appreciation is $15,544,158 and the aggregate gross unrealized depreciation is $906,739, resulting in net unrealized appreciation of $14,637,419.

F. DISTRIBUTION OF INCOME AND GAINS-The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

  For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 1997. The Fund designated $3,828,135 as a 28% rate capital gain distribution and $545,346 as a 20% rate capital gain distribution. Shareholders were sent a 1997 Form 1099-DIV in January 1998 representing their proportionate share of the capital gain distribution to be reported on their income tax returns.

  The Fund distributes the return of capital it receives from the Real Estate Investment Trusts (the "REITs") in which the Fund invests. The REITs pay distributions based on cash flow, without regard to depreciation and amortization. As a result, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be a return of capital.

  Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1997 fiscal year have been identified and appropriately reclassified. As a result, permanent differences relating to the characterization of distributions for tax purposes totaling $134,781 were reclassified from accumulated undistributed net investment income to accumulated net realized gain/loss. Additionally, permanent book and tax differences relating to the recognition of certain expenses which are not deductible for tax purposes totaling $3,121 were reclassified from accumulated undistributed net investment income to capital.

                               December 31, 1997

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee equal to 1.00% of the average net assets of the Fund. This fee is payable monthly.

  For the year ended December 31, 1997, the Fund recognized expenses of approximately $3,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

  For the year ended December 31, 1997, the Fund recognized expenses of approximately $31,800 representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

  ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1997, the Fund recognized expenses of approximately $199,900, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

  For the year ended December 31, 1997, the Fund reimbursed VKAC approximately $2,000 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies in shareholder services resulting from the consolidation.

  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

  The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

  For the year ended December 31, 1997, the Fund paid brokerage commissions to Dean Witter, an affiliate of VKAC, totaling $7,608.

  At December 31,1997, VKAC owned 10,605 and 53 shares of Classes A and B, respectively.

3. CAPITAL TRANSACTIONS

  The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

  At December 31, 1997, capital aggregated $44,679,411, $65,025,381 and
$15,201,749 for Classes A, B, and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                               December 31, 1997

                                                     SHARES          VALUE
--------------------------------------------------------------------------
Sales:
  Class A.......................................  5,170,889   $ 72,826,990
  Class B.......................................  3,529,184     48,022,266
  Class C.......................................    692,679      9,390,192
                                                 ----------   ------------
Total Sales.....................................  9,392,752   $130,239,448
                                                 ==========   ============
Dividend Reinvestment:
  Class A.......................................    393,875   $  5,266,583
  Class B.......................................    458,508      6,117,855
  Class C.......................................    110,872      1,478,523
                                                 ----------   ------------
Total Dividend Reinvestment.....................    963,255   $ 12,862,961
                                                 ==========   ============
Repurchases:
  Class A....................................... (3,640,808)  $(52,082,516)
  Class B.......................................   (721,539)    (9,824,495)
  Class C.......................................   (127,832)    (1,759,592)
                                                 ----------   ------------
Total Repurchases............................... (4,490,179)  $(63,666,603)
                                                 ==========   ============

  At December 31, 1996, capital aggregated $18,669,483, $20,711,364 and
$6,093,009 for Classes A, B, and C, respectively. For the year ended December 31, 1996, transactions were as follow:

                                                         SHARES         VALUE
-----------------------------------------------------------------------------
Sales:
  Class A..........................................   1,142,133   $13,064,447
  Class B..........................................   1,012,720    11,615,644
  Class C..........................................     336,995     3,836,791
                                                      ---------   -----------
Total Sales........................................   2,491,848   $28,516,882
                                                      =========   ===========
Dividend Reinvestment:
  Class A..........................................      89,245   $ 1,046,880
  Class B..........................................      86,852     1,022,967
  Class C..........................................      24,037       283,655
                                                      ---------   -----------
Total Dividend Reinvestment........................     200,134   $ 2,353,502
                                                      =========   ===========
Repurchases:
  Class A..........................................    (289,138)  $(3,174,901)
  Class B..........................................    (265,477)   (2,844,469)
  Class C..........................................     (78,881)     (868,415)
                                                      ---------   -----------
Total Repurchases..................................    (633,496)  $(6,887,785)
                                                      =========   ===========

                               December 31, 1997

  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                         CONTINGENT DEFERRED
                                             SALES CHARGE
YEAR OF REDEMPTION                        CLASS B    CLASS C
First                                      4.00%      1.00%
Second                                     4.00%      None
Third                                      3.00%      None
Fourth                                     2.50%      None
Fifth                                      1.50%      None
Sixth and Thereafter                       None       None


  For the year ended December 31, 1997, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $67,200 and CDSC on the redeemed shares of approximately $116,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $214,589,921 and $149,389,626, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

  Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1997, are payments retained by VKAC of approximately $509,300.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL REAL ESTATE SECURITIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Real Estate Securities Fund (the "Fund") at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP

Chicago, Illinois
February 6, 1998

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

EQUITY FUNDS
Domestic
  MS Aggressive Equity
  VKAC Aggressive Growth
  MS American Value
  VKAC Comstock
  VKAC Emerging Growth
  VKAC Enterprise
  VKAC Equity Income
  VKAC Growth
  VKAC Growth And Income
  VKAC Harbor
  VKAC Pace
  VKAC Real Estate Securities
  MS U.S. Real Estate
  VKAC Utility
  MS Value
International/Global
  MS Asian Growth
  MS Emerging Markets
  MS Global Equity Fund.
  VKAC Global Equity
  MS Global Equity Allocation
  VKAC Global Managed Assets
  MS International Magnum
  MS Latin American
FIXED-INCOME FUNDS
Income
  VKAC Corporate Bond
  MS Global Fixed Income
  VKAC Global Government Securities
  VKAC Government Securities
  VKAC High Income Corporate Bond
  MS High Yield
  VKAC High Yield
  VKAC Short-term Global Income
  VKAC Strategic Income
  VKAC U.S. Government
  VKAC U.S. Government Trust For Income
  MS Worldwide High Income
Tax Exempt Income
  VKAC California Insured Tax Free
  VKAC Florida Insured Tax Free Income
  VKAC High Yield Municipal
  VKAC Insured Tax Free Income
  VKAC Intermediate Term
       Municipal Income
  VKAC Municipal Income
  VKAC New York Tax Free Income
  VKAC Pennsylvania Tax Free Income
  VKAC Tax Free High Income
Capital Preservation
  VKAC Limited Maturity Government
  VKAC Prime Rate Income Trust
  VKAC Reserve
  VKAC Senior Floating Rate
  VKAC Tax Free Money

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

 .    visit our web site at WWW.VKAC.COM -- to view prospectuses, select investors' place, then download a prospectus

 .    call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time
     (Telecommunications Device for the Deaf users, call 1-800-421-2833)

 .    e-mail us by visiting WWW.VKAC.COM and selecting Investors' Place

            VAN KAMPEN AMERICAN CAPITAL REAL ESTATE SECURITIES FUND

BOARD OF TRUSTEES
J. Miles Branagan
Richard M. Demartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen* - Chairman

OFFICERS
DENNIS J. MCDONNELL*
 President
RONALD A. NYBERG*
 Vice President and Secretary
EDWARD C. WOOD, III*
 Vice President and Chief Financial Officer
CURTIS W. MORELL*
 Vice President and Chief Accounting Officer
JOHN L. SULLIVAN*
 Treasurer
TANYA M. LODEN*
 Controller
PETER W. HEGEL*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
 Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street,
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
200 East Randolph
Chicago, Illinois 60601



* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1998 All rights reserved.

/SM/ denotes a service mark of Van Kampen American Capital Distributors, Inc.


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares and other pertinent data. After June 30, 1998 the report must, if used with report must, if used with prospective investors, be accompanied by a quarterly performance update.

                                                     Bulk Rate
                                                    U.S. Postage
                                                        PAID
                                                     VAN KAMPEN
                                                  AMERICAN CAPITAL


Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181